Significant Risks	12 Months Ended
Dec. 31, 2024
Significant Risks [Abstract]
Significant Risks

3. Significant Risks

Currency risk

The function currency of the Group is HK$ and these consolidated financial statements are presented in US$. The Group’s sales, operation activities and assets and liabilities are predominately denominated in the function currency. The Group consider the foreign exchange risk in relation to transactions denominated in HK$ with respect to US$ is not significant as HK$ is pegged to US$. Hong Kong Monetary Authority guarantees to exchange US$ into HK$, or vice versa, at a rate close to HK$7.80 to US$1.00.

At the same time, the Group buys watches from distributors located in Europe, Japan, Singapore, and other locations in other foreign currencies, and sell them to customers in HK$. Any fluctuation in exchange rates against HK$ may result in higher costs of purchases.

For the year ended December 31, 2024, the Group had $6.2 million purchases denominated in CHF. The Group estimates that any appreciation of CHF against HK$ in the future would result in an increase in cost of purchase, and vice versa. If the Group cannot pass these increased costs on to its customers, it would negatively impact the gross profit margin and net income. Based on the same purchase volume as in 2024, the costs related to purchases denominated in CHF would increase by US$0.06 million if there is a 1% appreciation of CHF against HK$. Conversely, the costs would decrease by US$0.06 million if there is a 1% depreciation of CHF against HK$.

The Group has not used any instruments or derivatives to manage or hedge its currency risk exposure.

Concentration and credit risks

Financial instruments that potentially subject the Group to the credit risks consist of cash, restricted cash, accounts receivable, investments in life insurance policies, amount due from a related party and other current assets. The maximum exposures of such assets to credit risk are their carrying amounts as of the balance sheet dates.

The Group deposits its cash and restricted cash with reputable banks located in Hong Kong. As of December 31, 2024 and 2023, $3,020,683 and $1,456,631 were deposited with these banks, respectively. Balances maintained with banks in Hong Kong are insured under the Deposit Protection Scheme introduced by the Hong Kong Government for a maximum amount of HK$500,000 (equivalent to $63,863), and further increased to HK$800,000 ($102,991) effective on October 1, 2024, for each depositor at one bank, whilst the balances maintained by the Group may at times exceed the insured limits. Cash balances maintained with banks in Hong Kong are not otherwise insured by the Federal Deposit Insurance Corporation or other programs. The Group has not experienced any losses in these bank accounts and management believes that the Group is not exposed to any significant credit risk on cash.

Assets that potentially subject the Group to significant credit risks primarily consist of accounts receivable and other current assets. The Group performs regular and ongoing credit assessments of the counterparts’ financial conditions and credit histories. The Group also assesses historical collection trends, aging of receivables and general economic conditions. The Group considers that it has adequate controls over these receivables in order to minimize the related credit risk. As of December 31, 2024 and 2023, the balances of allowance for expected credit losses against these balances were $2 and $5,430, respectively.

For the years ended December 31, 2024, 2023 and 2022, most of the Group’s assets were in Hong Kong. At the same time, the Group considers that it is exposed to the following concentrations of risk:

(a) Major customers

For the year ended December 31, 2024, two customers accounted for 10% or more of the Group’s revenue. Revenue from these two customers accounted for 17% and 16% of the Group’s total revenue, respectively.

For the year ended December 31, 2023, three customers accounted for 10% or more of the Group’s revenue. Revenue from these three customers accounted for 18%, 11%, and 11% of the Group’s total revenue, respectively.

For the year ended December 31, 2022, there was one customer accounted for 10% or more of the Group’s revenue. Revenue from the customer accounted for 11% of the Group’s total revenue for the year.

	Year ended December 31, 2024		As of December 31, 2024
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables,gross
Customer A	$2,939,902	17%	$—	—%
Customer B	2,821,635	16%	—	—%
Total:	$5,761,537	33%	$—	—%

	Year ended December 31, 2023		As of December 31, 2023
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables,gross
Customer C	$3,397,499	18%	$144,432	98%
Customer D	2,091,907	11%	—
Customer E	2,004,975	11%	—	—%
Total:	$7,494,381	40%	$144,432	—%
	Year ended December 31, 2022		As of December 31, 2022
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables,gross
Customer E	$1,554,473	11%	$—	—%

As of December 31, 2023, there was one customer whose receivables accounted for 10% or more of the Group’s total balances of accounts receivable and it accounted for 98% of the total balances of accounts receivables.

All the concentration percentages of accounts receivable are calculated before allowance for expected credit losses.

(b) Major vendors

For the year ended December 31, 2024, three vendors accounted for 10% or more of the Group’s total purchase. Total purchase from these three vendors accounted for 25%, 18% and 10% of the Group’s total purchase, respectively.

For the year ended December 31, 2023, two vendors accounted for 10% or more of the Group’s total purchase. Total purchase from these two vendors accounted for 64% and 14% of the Group’s total purchase, respectively.

For the year ended December 31, 2022, one vendor accounted for 10% or more of the Group’s total purchase. Total purchase from the vendor accounted for 65% of the Group’s total purchase for the year.

	Year ended December 31, 2024		As of December 31, 2024
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor A	$4,126,222	25%	$—	—%
Vendor B	3,017,416	18%	—	—%
Vendor C	1,713,444	10%	—	—%
Total:	$8,857,082	53%	$—	—%
	Year ended December 31, 2023		As of December 31, 2023
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor D	$10,529,156	64%	$277,500	100%
Vendor E	2,317,936	14%	—	—%
Total:	$12,847,092	78%	$277,500	—%

	Year ended December 31, 2022		As of December 31, 2022
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor D	$9,320,383	65%	$243,796	100%

As of December 31, 2024, there was one vendor whose payables accounted for 10% or more of the Group’s total balances of accounts payable and it accounted for 100% of the total balance of accounts payable.

As of December 31, 2023, there was one vendor whose payables accounted for 10% or more of the Group’s total balances of accounts payable and it accounted for 100% of the total balances of accounts payable.

Interest rate risk

Fluctuations in market interest rates may negatively affect the Group’s financial condition and results of operations. The Group is exposed to floating interest rate risk on bank deposits and bank borrowings, particularly during periods when the interest rate is expected to significant changes. Nevertheless, given the amounts of bank deposits in question, the Group considers the related interest rate risk not material. On the other hand, as of December 31, 2024, the Group had an outstanding bank borrowings of $5,178,003. The Group estimates that a 1% increase in the Hong Kong Dollar Prime Rate against bank borrowings outstanding as of December 31, 2024 would result in an increase in interest expense of $51,780 per annum whilst the Group estimates that a 1% decrease in the Hong Kong Dollar Prime Rate against bank loans outstanding on December 31, 2024 would result in a decrease in interest expense of $51,780 per annum. The Group has not used any instruments or derivatives to manage or hedge its interest rate risk exposure.